Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2023
Income (expense) from investments
Schedule of other gain (loss) from investments	Other gain (loss) from investments
(€ million)	2023	2022	2021
Dividends	255	351	230
Net gain (loss) on disposals	430	483	1
Other net income (expense)	423	2,789	(8)
	1,108	3,623	223